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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report:  November 20, 2003
----------------------------------
(Date of earliest event reported)




                     Merrill Lynch Mortgage Investors, Inc.
            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2003, relating to the Merrill Lynch
                  Mortgage Trust 2003-KEY1, Commercial Mortgage
                  Pass-Through Certificates, Series 2003-KEY1)
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             (Exact name of registrant as specified in its charter)



    Delaware                     333-108378                     13-3416059
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 (State or Other                (Commission                 (I.R.S. Employer
  Jurisdiction of               File Number)                Identification No.)
  Incorporation)



4 World Financial Center, 10th Floor,
250 Vesey Street, New York, New York                                   10080
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (212) 449-1000
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         (Former name or former address, if changed since last report.)




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ITEM 5.       OTHER EVENTS.

         On November 20, 2003, a single series of mortgage pass-through certificates, entitled Merrill Lynch Mortgage Trust 2003-KEY1, Commercial Mortgage Pass-Through Certificates, Series 2003-KEY1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of November 1, 2003, among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Registrant"), KeyCorp Real Estate Capital Markets, Inc. as master servicer, ARCap Servicing, Inc. as special servicer, LaSalle Bank National Association as trustee, and ABN AMRO Bank N.V. as fiscal agent. The Certificates consist of thirty classes (each, a "Class") of Certificates, eight of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates" and the "Class E Certificates" (collectively, the "Offered Certificates"); and twenty-two of which Classes are designated as the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class XC Certificates", the "Class XP Certificates", the "Class WW-X Certificates", the "Class WW-1 Certificates", the "Class WW-2 Certificates", the "Class WW-3 Certificates", the "Class R-LR Certificates", the "Class R-I Certificates", the "Class R-II Certificates", the "Class Z-I Certificates" and the "Class Z-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 79 multifamily, manufactured community and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $1,055,546,925. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Merrill Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending, Inc. ("MLML") pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2003, between the Registrant and MLML, certain of the Mortgage Loans (the "KeyBank Loans") were acquired by the Registrant from KeyBank National Association ("KeyBank") pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2003, between the Registrant and KeyBank, and certain other Mortgage Loans (the "JPMorgan Loans") were acquired by the Registrant from JPMorgan Chase Bank ("JPMorgan", and together with MLML and KeyBank, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2003, between the Registrant and JPMorgan. The source of funds for payment of the purchase price for the Merrill Loans, the KeyBank Loans and the JPMorgan Loans paid by the Registrant to the Sellers was derived from the sale of the Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS"), J.P. Morgan Securities Inc. ("J.P. Morgan Securities"), Credit Suisse First Boston LLC ("CSFB"), McDonald Investments Inc. ("McDonald Investments") and Morgan Stanley & Co. Incorporated ("Morgan Stanley", and together with MLPFS, J.P. Morgan Securities, CSFB and McDonald Investments, the "Underwriters") pursuant to an Underwriting Agreement, dated November 7, 2003, between the

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Registrant and MLPFS, for itself and as representative of the Underwriters
(pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated November 7, 2003, among the Registrant, MLPFS and J.P. Morgan Securities (pertaining to the Private Certificates). On November 20, 2003, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated October 28, 2003, and the Prospectus Supplement, dated November 7, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements - Not Applicable

     (b) Pro Forma Financial Information - Not Applicable

     (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.
                    Description
------------------  ------------------------------------------------------------

1.1 Underwriting Agreement, dated November 7, 2003, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for itself and as representative of J.P. Morgan Securities Inc., Credit Suisse First Boston LLC, McDonald Investments Inc. and Morgan Stanley & Co. Incorporated

4.1 Pooling and Servicing Agreement, dated as of November 1, 2003, among Merrill Lynch Mortgage Investors, Inc. as depositor, KeyCorp Real Estate Capital Markets, Inc. as master servicer, ARCap Servicing, Inc. as special servicer, LaSalle Bank National Association as trustee, and ABN AMRO Bank N.V. as fiscal agent

99.1 Mortgage Loan Purchase Agreement, dated as of November 1, 2003, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch Mortgage Lending, Inc.

99.2 Mortgage Loan Purchase Agreement, dated as of November 1, 2003, between Merrill Lynch Mortgage Investors, Inc. and JPMorgan Chase Bank

99.3 Mortgage Loan Purchase Agreement, dated as of November 1, 2003, between Merrill Lynch Mortgage Investors, Inc. and KeyBank National Association


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:   /s/ Michael M. McGovern
                                           --------------------------------
                                           Name:   Michael M. McGovern
                                           Title:  Secretary


Date:  December 5, 2003




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                                  Exhibit Index



Item 601(a) of
Regulation S-K
Exhibit No.      Description                                     Paper  (P)  or
-----------      -----------                                     --------------
                                                                 Electronic (E)
                                                                 --------------

1.1              Underwriting Agreement, dated November 7,              E
                 2003, between Merrill Lynch Mortgage
                 Investors, Inc. and Merrill Lynch,
                 Pierce, Fenner & Smith Incorporated, for itself and as representative of J.P.
                 Morgan Securities Inc., Credit Suisse
                 First Boston LLC, McDonald Investments
                 Inc. and Morgan Stanley & Co.
                 Incorporated

4.1              Pooling and Servicing Agreement, dated                 E
                 as of November 1, 2003, among Merrill
                 Lynch Mortgage Investors, Inc. as
                 depositor, KeyCorp Real Estate Capital
                 Markets, Inc. as master servicer, ARCap
                 Servicing, Inc. as special servicer,
                 LaSalle Bank National Association as
                 trustee, and ABN AMRO Bank N.V. as
                 fiscal agent

99.1             Mortgage Loan Purchase Agreement, dated                E
                 as of November 1, 2003, between Merrill
                 Lynch Mortgage Investors, Inc. and
                 Merrill Lynch Mortgage Lending, Inc.

99.2             Mortgage Loan Purchase Agreement, dated                E
                 as of November 1, 2003, between Merrill
                 Lynch Mortgage Investors, Inc. and
                 JPMorgan Chase Bank

99.3             Mortgage Loan Purchase Agreement, dated                E
                 as of November 1, 2003, between Merrill
                 Lynch Mortgage Investors, Inc. and
                 KeyBank National Association